Santander Holdings USA, Inc. Q3 2013 Fixed Income Investors Update January 3, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank” or the “Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. In making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander (“Santander”), SHUSA, or Santander Bank or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of branches; data as of June 2013 (published on annual basis in October) Santander Holdings USA, Inc. (SHUSA) • Wholly-owned by Banco Santander, S.A. • SEC registered • Regulated by the Federal Reserve Bank • Headquartered in Boston, MA • Santander Bank, N.A. (formerly Sovereign Bank) is its main subsidiary: • Regulated by the OCC • 706 branches / 2,084 ATMs / 8,500 employees (FTEs) • $74.2B assets • $50.3B deposits • $12.8B equity • SHUSA has a significant equity investment of approximately 65% in Santander Consumer USA, Inc. (SCUSA): • SCUSA formed in 1995 • Consumer finance and loan servicer • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 and is now reflected as an equity method investment Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 6.4% 4 Pennsylvania 169 2.8% 6 New Jersey 149 3.2% 7 New York 75 0.8% 19 Rhode Island 32 7.1% 4

4 4 SHUSA: 3Q2013 Highlights Ample Liquidity Bank Loan to Deposit 100%, SHUSA market access demonstrated in August Sustained Improvement in Asset Quality NPLs and Criticized Balances have declined -14% and -32% respectively YOY Capital Ratios Tier 1 Common under Final U.S. Basel III 10.98% on a fully phased in basis Rebranding Allows Bank to leverage off top retail bank brand in the world1 Continued to Reposition Balance Sheet Improved interest rate sensitivity, lowered cost of deposits & reduced wholesale funding 1. Source = The Banker/Brand Finance

5 5 SHUSA: Profitability 2  See Appendix for Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income  See SHUSA Forms 8K filed 9/13/2012 and 11/26/2012 for detail on 3Q12 PIERS litigation reserve  See SHUSA Form 10K - 2012 filed 3/15/2013 for detail on 4Q12 significant other expense items Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) * Non-GAAP pro-forma figures exclude the following expenses: 3Q12 PIERS litigation reserve and 4Q12 PIERS tender costs, Hurricane Sandy expenses, FHLB advance termination expense, and foreclosure settlement review costs. See Appendix for Reconciliation of 4Q12 Non-GAAP pro-forma figures. 325 22 130 405 233 95 280* 237* 0 200 400 600 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 424 418 401 396 385 369 2.47% 2.40% 2.30% 2.28% 2.32% 2.30% 0 200 400 600 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 NII Net Interest Margin 217 (49) 19 388 223 95 209* 151* -100 0 100 200 300 400 500 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 184 29 120 285 188 77 186* 199* 0 100 200 300 400 500 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Q313 Net income decline vs. Q213 reflects lower NII, rebranding costs, and losses recognized on AFS portfolio sales

6 6 13% 10% 5% 24% 17% 11% 3% 5% 12% SHUSA: Balance Sheet 3Q13 16% 16% 12% 11% 13% 8% 5% 4% 11% 4% Noninterest- Bearing Demand Deposits Investments SCUSA Equity Investment C&I CRE Residential Mortgage Other Loans Other Assets Goodwill Home Equity Multi-Family $77.1BN Assets $63.5BN Liabilities $13.5BN Equity Interest-Bearing Demand Deposits LT Debt Equity Other Liab. FHLB Money Market Certificates of Deposit Savings In 3Q13 SHUSA reduced the AFS securities and borrowed funds portfolios as it positioned for a higher rate environment All balances as of 09/30/2013 as reported in 10-Q 4Q12: Investments 23% & FHLB 15%

7 7 Texas Ratio3 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 $1,024 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Non-Performing Loans1 $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 $2,487 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 4.98% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Criticized Balances Criticized Ratio Criticized Balances2 Annualized Net Charge off Ratio 0.99% 0.39%0.45%0.45% 0.77% . 1% 1.01% 0.55%0.58% 0.74%0.79% 1.11% 0.91% 1.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** Santander Bank: Asset Quality $ MM -18% Credit metrics continue to improve $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC * 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measurement reconcilement of Texas Ratio 3.4% 11.0%11.0%11.4% 12.1%12.4%11.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank

8 8 Delinquency1 Reserve Coverage (ALLL/NPL2) 86.3% 85.5%88.2%87.5%86.2%82.3% 93.6% 94.0%91.0%89.3%91.2%91.3% 97.3%94.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** Non-Performing Loan Ratio Santander Bank: Asset Quality 2.1% 2.3% 2.2% 2.1% 2.1% 2.1% 2.4% 2.5% 2.4% 2.4% 2.3% 2.2% 2.0% 1.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 2.07% 1.76%1.84% 1.85%1.90% 1.85%1.99% 1.59%1.66%1.73%1.81% 1.92%2.05%2.13% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** 1Delinquency = accruing laons 30-89 DPD plus accruing loans 90+ DPD loans 2NPLs= Nonaccruing loans plus accruing loans past due 90+ days 0.93% 0.76% 0.80% 0.79% 1.02%0.92%0.97% 1.22% 1.35% 1.50% 1.68%1.64%1.59% 1.81% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks**

9 Multifamily Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions $9.4 $9.3 $9.5 $9.5 $9.4 $9.4 $9.9 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% 0.2% 0.6% 0.4% 0.4% 0.3% 0.1% 0.1% 0.0% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $5.6 $5.5 $5.8 $5.8 $5.8 $5.7 $5.6 6.1% 5.1% 4.1% 4.1% 3.3% 3.4% 3.8% 4.2% 3.2% 2.4% 2.0% 1.2% 1. % 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters $11.6 $11.6 $11.6 $11.2 $10.6 $10.1 $9.7 3.8% 3.8% 4.5% 4.5% 4.7% 4.9% 5.0% 1.6% 1.6% 0.8% 0.7% 0.7% 0.6% 0.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $6.5 $6.5 $6.4 $6.3 $6.2 $6.2 $6.1 1.0% 1.0% 1.7% 1. % 1. % 1. % 1.8% 0.7% 0.7% 0.8% 0.8% 0.9% 0.8% 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

10 $3.3 $3.1 $2.9 $2.7 $2.5 $2.4 $2.2 1.7% 2.0% 2.6% 2.5% 2.4% 2.4% 2.3% 2.8% 2.7% 2.9% 3.0% 3.2% 3.3% 2.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $4.4 $4.5 $4.2 $4.5 $4.4 $4.5 $4.4 2.6% 1.7% 0.9% 1.0% 0.8% 0.7% 0.7% 2.5% 3.1% 3.3% 1.6% 1.6% 0.8% 0.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $6.1 $6.9 $7.1 $7.7 $7.9 $6.7 $6.5 0.2% 0.1% 0.1% 0.1% 0.2% 0.0% 0.0% 0.0 0.1% 0.0 0. 0.0 0.0 0.0 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $5.4 $5.5 $5.5 $5.5 $5.5 $5.6 $5.4 2.6% 2.1% 2.2% 2.2% 2.2% 2.1% 2.1% 1.5% 1.3 1 5 1.4% 1.2% 1.2% 0.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Other Consumer4 Other Commercial3 Global Banking & Markets2 Commercial Banking1 Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Banking = Non-CRE total for Commercial Bank Mid-Atlantic, NE/NY and Equipment Finance & Leasing 2Global Banking & Markets = Non-CRE total for Global Banking Credit and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off

11 11 Santander Bank: Deposits 1Represents average quarterly balances Average Non Maturity Deposit Balances 1 ($Mn) $37,912 $37,107 $38,206 $38,532 $39,201 $40,583 0.27% 0.27% 0.28% 0.26% 0.25% 0.24% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $49,747 $49,348 $51,084 $50,939 $50,345 $50,204 0.47% 0.48% 0.49% 0.45% 0.43% 0.41% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Total Deposits Avg. Interest Cost  Continued to lower cost of deposits through growth in non-maturity deposits  Loan-to-Deposit ratio 100% at 3Q13 vs. 104% at 4Q12

12 12 Debt Maturity by Funding Type (September 30, 2013) 2013 … 2015 2016 2018 2020 … 2034 2036 Perp SHUSA: Debt Profile SubDebt To Parent PIERS (Conv Trust Pref) Trust Pref $150 Pref Stock Sr Debt Trust Pref $76 $477 $226 $750 $476 $200 US$ in millions $600 Sr Debt  $500MM 5 year senior debt issued during 3Q13  Comfortable debt profile supports liability management initiatives $800 Dec’12 tender Oct’12 tender $390 Sr Debt $500

13 13 SHUSA: Capital Ratios – Basel I See Appendix for Non-GAAP to GAAP reconciliation of capital ratios Total Risk Based Tier 1 Common Risk Based Tier 1 Leverage Tier 1 Risk Based 12.6% 12.4% 12.4% 13.0% 13.7% 13.7% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 11.2% 11.0% 10.8% 11.1% 11.9% 12.4% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 13.5% 13.3% 13.1% 13.7% 14.4% 14.4% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 16.0% 15.8% 15.6% 16.0% 16.5% 16.5% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Tier 1 Common 10.98% at 9/30/13 under Final U.S. Basel III fully phased in

14 3 4 1 Refurbishment in all branches 2 New public website New ATMs rollout with enhanced capabilities Santander Bank Rebranding Rebranding effective October 17, 2013 Rebranding from Sovereign Bank to Santander Bank 5 Major marketing campaign utilizing all channels Rebranding will enable Santander Bank to leverage off the top retail bank brand brand in the world1 1. Source = The Banker/Brand Finance

15 Strong Balance Sheet Right Regulatory Framework Conclusion Charter Change Committed to Franchise Development Continued Improvement in Asset Quality Improving NIM With Balance Sheet Repositioning Maintain Ample Liquidity Position Strong Tier 1 Common Capital Base Rebranding to Santander on October 17, 2013 Building a leading retail and commercial franchise SHUSA is well positioned to succeed in the next phase of its transformation

Appendix

17 SHUSA: Trended Statement of Operations (US $ Millions) 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net interest income 424$ 418$ 401$ 396$ 385$ 369$ Fees & other income 145 143 162 164 183 150 Equity Investment Income 107 107 58 182 113 70 Other non interest income 61 - 25 74 (41) (23) Net revenue 737 668 646 816 640 566 G & A expense (378) (355) (392) (380) (379) (451) Other expenses (33) (290) (124) (31) (28) (19) Provisions for credit losses (108) (71) (111) (17) (10) - Income/(loss) before taxes 217 (49) 19 388 223 95 Income tax (expense)/benefit (33) 78 101 (103) (35) (19) Net income/(loss) 184$ 29$ 120$ 285$ 188$ 77$ 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net interest margin 2.47% 2.40% 2.30% 2.28% 2.32% 2.30%

18 SHUSA: Average Balance Sheet Quarterly Averages (US $ millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 16,889$ 2.04% 18,414$ 2.10% (1,525)$ -0.06% 19,898$ 2.17% Loans 50,062 3.88% 51,286 3.90% (1,224) -0.02% 52,736 4.08% Allowance for loan losses (914) --- (956) --- 42 --- (1,044) --- Other assets 11,778 --- 11,799 --- (21) --- 12,050 --- TOTAL ASSETS 77,815$ 2.94% 80,543$ 2.96% (2,728)$ -0.02% 83,640$ 3.09% Interest-bearing demand deposits 9,676 0.15% 9,431 0.14% 245 0.01% 8,782 0.14% Noninterest-bearing demand deposits 7,962 --- 7,860 --- 102 --- 8,300 --- Savings 3,851 0.13% 3,889 0.14% (38) -0.01% 3,831 0.14% Money market 18,390 0.43% 17,595 0.44% 795 -0.01% 15,945 0.51% Certificates of deposit 9,620 1.11% 11,145 1.07% (1,525) 0.04% 12,241 1.10% Borrowed funds 12,919 4.39% 14,989 3.84% (2,070) 0.55% 19,390 3.24% Other liabilities 1,863 --- 2,013 --- (150) --- 1,922 --- Equity 13,534 --- 13,621 --- (87) --- 13,229 --- TOTAL LIABILITIES & SE 77,815$ 0.99% 80,543$ 0.98% (2,728)$ 0.01% 83,640$ 1.03% NET INTEREST MARGIN 2.30% 2.32% -0.02% 2.40% 3Q13 2Q13 Change 3Q12

19 Santander Bank: Quarterly Trended Statement of Operations (US$ in Millions) 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net interest income 463$ 456$ 443$ 435$ 425$ 409$ Fees & other income 145 143 163 164 182 150 Other non-interest income/(loss) 61 - 24 74 (41) (23) Net revenue 669 599 630 673 566 536 General & administrative expenses (371) (347) (380) (373) (372) (442) Other expenses (38) (39) (71) (37) (34) (23) Provisions for credit losses (108) (71) (111) (17) (10) - Income before taxes 152 142 68 246 150 71 Income tax (expense)/benefit (26) (19) 2 (70) (44) 4 Net income 126$ 123$ 70$ 176$ 106$ 75$ 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net interest margin 2.70% 2.61% 2.53% 2.50% 2.55% 2.55%

20 Santander Bank: Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 16,849$ 2.04% 18,374$ 2.10% (1,525)$ -0.06% 19,858$ 2.16% Loans 50,062 3.88% 51,287 3.90% (1,225) -0.02% 52,735 4.08% Allowance for loan losses (914) --- (957) --- 43 --- (1,044) --- Other assets 9,005 --- 9,070 --- (65) --- 9,522 --- TOTAL ASSETS 75,002$ 3.05% 77,774$ 3.07% (2,772)$ -0.02% 81,071$ 3.18% Interest-bearing demand deposits 9,676 0.15% 9,431 0.14% 245 0.01% 8,782 0.14% Noninterest-bearing demand deposits 7,996 --- 7,890 --- 106 --- 8,409 --- Savings 3,851 0.13% 3,889 0.14% (38) -0.01% 3,830 0.14% Money market 19,061 0.42% 17,991 0.43% 1,070 -0.01% 16,086 0.51% Certificates of deposit 9,620 1.11% 11,145 1.07% (1,525) 0.04% 12,241 1.10% Borrowed funds 10,161 3.94% 12,419 3.35% (2,258) 0.59% 16,882 2.82% Other liabilities 1,800 --- 1,955 --- (155) --- 1,986 --- Equity 12,838 --- 13,054 --- (216) --- 12,855 --- TOTAL LIABILITIES & SE 75,002$ 0.81% 77,774$ 0.81% (2,772)$ 0.00% 81,071$ 0.88% NET INTEREST MARGIN 2.55% 2.55% 0.00% 2.61% 3Q13 3Q122Q13 Change

21

Rating Agencies

- *Santander Bank's (formerly Sovereign Bank) outlook returned to stable by Moody's in October 2012*
- *No rating actions since October 2012[1]*

STANDARD & POOR'S

- On October 16, 2012, S&P lowered Banco Santander's ratings by 2 notches (from A-/A-2 to BBB/A-2)
- On October 16, 2012 S&P lowered SHUSA's and Sovereign Bank's ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA's or Sovereign's Stand Alone Credit Profile (SACP) rating

MOODY'S

- On October 26, 2012, following its affirmation of its ratings on Spain, Moody's affirmed its ratings on Banco Santander
- On October 26, 2012, Moody's affirmed SHUSA's and Sovereign Bank's ratings. In addition, Sovereign's Outlook was returned to stable

	Santander Bank			SHUSA		
September 30, 2013	Moody's	S&P	Fitch	Moody's	S&P	Fitch
LT Senior Debt	Baa1	BBB	BBB	Baa2	BBB	BBB
ST Deposits	P-2	A-2	F-2	P-2	A-2	F-2
Outlook	Stable	Negative	Negative	Negative	Negative	Negative

[1]See Moody's Credit Focus release on Sovereign Bank ratings dated 6/17/2013

Santander

22 22 SHUSA: Reconciliation of 4Q12 Non-GAAP Pro-forma Profitability (US$ in Millions) Actual 4Q12 Non-GAAP Pro-forma 4Q12 Significant Other Expense Item Adjustments Pre-Provision Net Revenue $130 $130 - +$47 PIERS tender offer costs - +$36 FHLB advance termination expense - +$8 Hurricane Sandy expenses - +$16 Foreclosure review settlement costs Pre-Provision Net Revenue $130 $237 Provisions for credit losses -$111 -$111 - +$25 Hurricane Sandy related Provisions for Credit Losses Pre-Tax Income $19 $151 Income tax benefit $101 $101 - -$53 Reduced tax benefit without extraordinary items Net Income $120 $199

23 23 SHUSA: Reconciliation of Non-GAAP measures 1 Total assets adjusted for intangible assets and other regulatory deductions $ Millions 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 217$ (49)$ 19$ 388$ 223$ 95$ Add back: Provision for credit losses 108 71 111 17 10 - Pre-Tax Pre-Provision Income 325$ 22$ 130$ 405$ 233$ 95$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 8,105$ 8,023$ 8,076$ 8,368$ 8,578$ 8,659$ Risk Weighted Assets 64,422 64,902 64,959 64,204 62,557 63,230 Ratio 12.6% 12.4% 12.4% 13.0% 13.7% 13.7% Tier 1 Leverage Tier 1 Capital 8,690$ 8,608$ 8,497$ 8,789$ 8,999$ 9,075$ 77,929 78,569 78,771 79,277 75,559 73,224 Ratio 11.2% 11.0% 10.8% 11.1% 11.9% 12.4% Average total assets for leverage capital purposes (1)

24 SHUSA: Reconciliation of Non-GAAP measures (cont.) $ Millions 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Tier 1 Risk Based Tier 1 Capital 8,690$ 8,608$ 8,497$ 8,789$ 8,999$ 9,075$ Risk Weighted Assets 64,422 64,902 64,959 64,204 62,557 63,230 Ratio 13.5% 13.3% 13.1% 13.7% 14.4% 14.4% Total Risk Based Risk Based Capital 10,289$ 10,223$ 10,117$ 10,248$ 10,340$ 10,425$ Risk Weighted Assets 64,422 64,902 64,959 64,204 62,557 63,230 Ratio 16.0% 15.8% 15.6% 16.0% 16.5% 16.5%

25 Santander Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ Risk Weighted Assets 61,574 62,330 62,411 61,547 59,994 60,608 Ratio 12.9% 12.8% 12.9% 13.4% 13.8% 13.7% Tier 1 Leverage Tier 1 Capital 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ 75,434 76,050 76,277 76,707 72,991 70,610 Ratio 10.6% 10.5% 10.5% 10.7% 11.4% 11.8% Tier 1 Risk Based Tier 1 Capital 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ 7,966 8,001 8,027 8,233 8,308 8,331 Risk Weighted Assets 61,574 62,330 62,411 61,547 59,994 60,608 Ratio 12.9% 12.8% 12.9% 13.4% 13.8% 13.7% Total Risk Based Risk Based Capital 9,241$ 9,283$ 9,311$ 9,509$ 9,466$ 9,497$ Risk Weighted Assets 61,574 62,330 62,411 61,547 59,994 60,608 Ratio 15.0% 14.9% 14.9% 15.4% 15.8% 15.7% Average total assets for leverage capital purposes (1)

26

Santander Bank: Non-GAAP to GAAP Reconciliations (cont.)

$ Millions	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Santander Bank Texas Ratio							
Total Equity	$ 12,646	$ 12,721	$ 12,868	$ 12,849	$ 12,938	$ 12,795	$ 12,799
Less:							
Goodwill and CDI, net of Deferred Tax Liability	(3,501)	(3,522)	(3,547)	(3,566)	(3,544)	(3,532)	(3,517)
Tangible Common Equity	$ 9,145	$ 9,199	$ 9,321	$ 9,283	$ 9,394	$ 9,263	$ 9,282
Nonperforming Assets	$ 1,371	$ 1,216	$ 1,274	$ 1,242	$ 1,180	$ 1,113	$ 1,114
Allowance for loan losses	$ 1,082	$ 1,056	$ 980	$ 1,013	$ 971	$ 925	$ 876
90+ DPD accruing	$ 4	$ 3	$ 2	$ 3	$ 3	$ 3	$ 2
Texas Ratio	13.44%	11.89%	12.39%	12.09%	11.41%	10.95%	10.99%

Santander